                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or
                 Rule 14a-12

                    SUPERIOR TELECOM INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified in Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if Other Than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of security to which transaction
                applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials:
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement no.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                             SUPERIOR TELECOM INC.
                                 1790 BROADWAY
                         NEW YORK, NEW YORK 10019-1412

April 28, 2000

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Superior TeleCom Inc. (the "Company"), a Delaware corporation, to be held on Thursday, May 25, 2000 at 10:00 a.m., local time, at The Cornell Club, 6 East 44(th) Street, New York, New York.

    At this meeting, you will be asked to consider and vote upon the election of the five directors of the Company and the ratification of the appointment of Arthur Andersen LLP as the Company's independent certified public accountants.

    YOUR VOTE IS IMPORTANT. The Board of Directors appreciates and encourages stockholder participation in the Company's affairs and cordially invites you to attend the meeting in person. It is important in any event that your shares be represented and we ask that you sign, date and mail the enclosed proxy card in the envelope provided at your earliest convenience.

We sincerely thank you for your support.

Very truly yours,
Steven S. Elbaum
CHAIRMAN OF THE BOARD AND
CHIEF EXECUTIVE OFFICER

                             SUPERIOR TELECOM INC.
                                 1790 BROADWAY
                         NEW YORK, NEW YORK 10019-1412

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 25, 2000

To the Stockholders of Superior TeleCom Inc.

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Superior TeleCom Inc. (the "Company"), a Delaware corporation, will be held on May 25, 2000 at 10:00 a.m., local time, at The Cornell Club, 6 East 44(th) Street, New York, New York for the purposes of considering and voting upon the following matters, as more fully described in the attached Proxy Statement:

    1.  To elect five directors of the Company;

    2. To ratify the appointment of Arthur Andersen LLP as the independent certified public accountants of the Company; and

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Board of Directors has fixed the close of business on April 7, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

By Order of the Board of Directors,

Stewart H. Wahrsager
SECRETARY

April 28, 2000

         YOUR ATTENTION IS DIRECTED TO THE ACCOMPANYING PROXY STATEMENT

    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENVELOPE ENCLOSED (TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES) SO THAT YOUR VOTE CAN BE RECORDED.

                             SUPERIOR TELECOM INC.
                                 1790 BROADWAY
                         NEW YORK, NEW YORK 10019-1412

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 25, 2000

    This Proxy Statement is being furnished to the stockholders of Superior TeleCom Inc. (the "Company") in connection with the solicitation of proxies, in the accompanying form, by the Company for use at the Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on May 25, 2000 at The Cornell Club, 6 East 44(th) Street, New York, New York and at any and all adjournments or postponements thereof.

    The stockholders of record at the close of business on April 7, 2000 will be entitled to receive notice of and to vote at the meeting and any adjournments or postponements thereof. As of April 7, 2000, there were issued and outstanding 20,186,426 shares of the Company's common stock, par value $.01 per share ("Common Stock"), the only class of voting securities outstanding. Each stockholder of record will be entitled to one vote for each share of Common Stock registered in his or her name on the record date. A majority of all the outstanding shares of Common Stock constitutes a quorum and is required to be present in person or by proxy to conduct business at the meeting.

    Stockholders may revoke the authority granted by their executed proxies at any time prior to their use by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person. Solicitation of proxies will be made chiefly through the mails, but additional solicitation may be made by telephone or telegram by the officers or regular employees of the Company (who will not be specifically compensated for such services). The Company may also enlist the aid of brokerage houses or the Company's transfer agent in soliciting proxies, and the Company will reimburse them for their reasonable expenses. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by the Company. This proxy statement and accompanying form of proxy are being mailed to stockholders on or about April 28, 2000.

    Shares of Common Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. It is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote all proxies received by them in favor of the five nominees named herein for election as directors and in favor of the ratification of the appointment of Arthur Andersen LLP as the independent public accountants of the Company. The Board of Directors does not know of any other matters which may be presented for consideration at the meeting. However, if other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

    If a quorum is present at the meeting, those nominees receiving a plurality of the votes cast will be elected as directors. The affirmative vote of the holders of a majority of the outstanding shares present in person or represented by proxy and entitled to vote at the meeting will be required to ratify the appointment of Arthur Andersen LLP as the independent public accountants of the Company. Abstentions from voting on a proposal will have the effect of a "no" vote. Broker non-votes are not considered shares present, are not entitled to vote and therefore will not affect the outcome of the vote on a proposal.

                   BENEFICIAL OWNERSHIP OF VOTING SECURITIES

    The following table contains information as of April 7, 2000 regarding the number of shares of Common Stock beneficially owned by (i) each person known to the Company to have beneficial ownership of more than five percent thereof,
(ii) each director of the Company, (iii) each executive officer of the Company and (iv) all directors and executive officers as a group. The information contained herein is based on information provided by such beneficial holders to the Company. All references in this Proxy Statement to shares of Common Stock and to per share information have been adjusted to reflect a five-for-four stock split effected by the Company on February 2, 1998 and again on February 3, 1999 and a 3% stock dividend issued by the Company on February 11, 2000.

                   BENEFICIAL OWNERSHIP OF VOTING SECURITIES

                                                                           COMMON STOCK
                                                              ---------------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                      NUMBER OF SHARES       PERCENT OF CLASS
----------------------------------------                      ----------------       ----------------
The Alpine Group, Inc.......................................     10,460,371                51.8%

Steven S. Elbaum............................................     11,019,742(2)             53.4

Capital Group International, Inc............................      1,378,840(3)              6.8
  11100 Santa Monica Blvd.
  Los Angeles, CA 90025

Justin F. Deedy, Jr.........................................        226,838(4)              1.1

David S. Aldridge...........................................         91,804(5)                *

Robert J. Levenson..........................................         55,870(6)                *

Bragi F. Schut..............................................         54,268(7)                *

Charles Y.C. Tse............................................         41,224(8)                *

Eugene P. Connell...........................................         39,709(9)                *

Gregory R. Schriefer........................................         30,503(10)               *

William F. Evans............................................              0                   *

All directors and executive officers as a group.............     11,532,152(11)            54.6

------------------------

*   Less than one percent

(1) Unless otherwise indicated, the address of each beneficial owner is c/o Superior TeleCom Inc., 1790 Broadway, New York, New York 10019-1412.

(2) Includes 10,460,371 shares of Common Stock owned by The Alpine Group, Inc. ("Alpine"). Mr. Elbaum may be deemed to be the beneficial owner of such shares by virtue of his position as Chairman of the Board and Chief Executive Officer of Alpine and his beneficial ownership of 18.4% of the issued and outstanding common stock of Alpine. Also includes (i) 470,010 shares of Common Stock issuable upon exercise of certain stock options, including an option to purchase 10,987 shares of Common Stock owned by Alpine, which option was granted to Mr. Elbaum as an employee of Alpine, and
    (ii) 89,361 shares of restricted stock credited to the account of certain other officers and employees of the Company under the Company's Deferred Stock Account Plan, which provides that Mr. Elbaum has the sole power to vote such shares.

(3) Based upon a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2000, which reports that each of Capital Group International, Inc. and Capital Guardian Trust Company has sole voting power with respect to 833,249 of such shares and sole dispositive power with respect to all of such shares.

(4) Includes 209,701 shares issuable upon exercise of certain stock options and 16,102 shares of restricted stock which have been credited to Mr. Deedy's account under the Company's Deferred Stock Account Plan, which provides that Steven S. Elbaum has the sole power to vote such shares.

(5) Shares issuable upon exercise of certain stock options, including an option to purchase 3,433 shares of Common Stock owned by Alpine, which option was granted to Mr. Aldridge as an employee of Alpine.

(6) Includes (i) 161 shares held in the name of Mr. Levenson's wife as custodian for her minor son, as to which shares Mr. Levenson disclaims beneficial ownership, (ii) 1,609 shares held in joint name with Mr. Levenson's daughter, Sarah Levenson, as to which shares Mr. Levenson disclaims beneficial ownership, (iii) 37,345 shares issuable upon exercise of certain stock options and (iv) 660 shares of restricted stock.

(7) Includes (i) 50,734 shares issuable upon exercise of certain stock options, including an option to purchase 4,807 shares of Common Stock owned by Alpine, which option was granted to Mr. Schut as an employee of Alpine,
    (ii) 660 shares of restricted stock and (iii) 2,874 shares issuable upon conversion of 8 1/2% trust convertible preferred securities of Superior Trust I, a Delaware statutory business trust in which the Company owns all the common equity interests.

(8) Includes 37,345 shares issuable upon exercise of certain stock options and 660 shares of restricted stock.

(9) Includes 37,345 shares issuable upon exercise of certain stock options and 1,334 shares of restricted stock.

(10) Includes (i) 10,299 shares issuable upon exercise of certain stock options,
    (ii) 4,830 shares issuable upon conversion of 8 1/2% trust convertible preferred securities of Superior Trust I and (iii) 15,040 shares of restricted stock. An aggregate of 11,704 shares of restricted stock have been credited to Mr. Schriefer's account under the Company's Deferred Stock Account Plan, which provides that Steven S. Elbaum has the sole power to vote such shares.

(11) Includes (i) 10,460,371 shares of Common Stock owned by Alpine,
    (ii) 944,583 shares issuable upon exercise of certain stock options, including options to purchase 19,227 shares of Common Stock owned by Alpine granted to employees of Alpine, (iii) 96,011 shares of restricted stock,
    (iv) 7,704 shares issuable upon conversion of 8 1/2% trust convertible preferred securities of Superior Trust I and (v) 1,770 shares as to which the officers and directors disclaim beneficial ownership.

                       PROPOSAL I: ELECTION OF DIRECTORS

    The Board of Directors of the Company currently consists of five directors, all with terms expiring at each annual meeting of stockholders. Each of the five current directors, Steven S. Elbaum, Eugene P. Connell, Robert J. Levenson, Bragi F. Schut and Charles Y.C. Tse, has been nominated for reelection with terms to expire at the next annual meeting of stockholders.

    It is the intention of each of the persons named in the accompanying form of proxy to vote the shares represented thereby in favor of each of the five nominees. In case any of the nominees is unable or declines to serve, such persons named in the accompanying form of proxy reserve the right to vote the shares represented by such proxy for another person duly nominated by the Board in his stead or, if no other person is nominated, to vote such shares only for the remaining nominee(s). The Board has no reason to believe that any person named will be unable or will decline to serve.

INFORMATION WITH RESPECT TO NOMINEES

                                  YEAR
                                 FIRST
                                ELECTED
NAME                   AGE      DIRECTOR   POSITION WITH THE COMPANY AND OTHER BUSINESS EXPERIENCE
----                 --------   --------   --------------------------------------------------------
Steven S. Elbaum        51        1996     Chairman of the Board of Directors and Chief Executive
                                           Officer of the Company since 1996, President of the
                                           Company from 1996 to 1998, Chairman of the Board of
                                           Directors and Chief Executive Officer of Alpine since
                                           1984, Chairman of the Board of Directors of Superior
                                           Cables Limited (formerly known as Cables of Zion United
                                           Works, Ltd.), an Israel-based, publicly traded wire and
                                           cable manufacturer and the Company's 51% owned
                                           subsidiary, and PolyVision Corporation, an information
                                           display company, Director of Interim Services, Inc., a
                                           provider of value added staffing and health care
                                           services, and Vestaur Securities, Inc., an investment
                                           company.

Eugene P. Connell       61        1996     President of ISC, a call center consulting service,
                                           since January 2000. Chairman of Golden Triangle Online,
                                           Inc., an Internet service provider, since November 1998.
                                           Chairman of Lynch Interactive Corporation, an owner and
                                           operator of independent telephone companies throughout
                                           the United States, from June 1996 to May 1998. Vice
                                           President--Global Markets Integration of NYNEX
                                           Corporation from January 1996 to June 1996. President,
                                           Chief Executive Officer and Director of NYNEX CableComms
                                           Group, a provider of telecommunications services and
                                           cable television in the United Kingdom, from October
                                           1992 to January 1996.

Robert J. Levenson      58        1996     A Managing Member of Lenox Capital Group, L.L.C., a
                                           private venture capital company. Executive Vice
                                           President of First Data Corp., a provider of transaction
                                           and electronic payment services, from May 1993 through
                                           March 2000. Director of First Data Corp., Vestcom
                                           International Inc., a provider of business
                                           communications solutions and marketing support services,
                                           Emisphere Technologies, Inc., a biopharmaceutical
                                           company, and Virtual Communities, Inc., an application
                                           services provider to Internet Community Enterprises and
                                           parent of several Internet communities.

                                  YEAR
                                 FIRST
                                ELECTED
NAME                   AGE      DIRECTOR   POSITION WITH THE COMPANY AND OTHER BUSINESS EXPERIENCE
----                 --------   --------   --------------------------------------------------------
Bragi F. Schut          59        1996     Executive Vice President of Alpine since 1986 and a
                                           director of Alpine since 1983. Director of Superior
                                           Cables Limited and PolyVision Corporation.

Charles Y.C. Tse        74        1996     Former Vice-Chairman and President of international
                                           operations of Warner Lambert Company, a major
                                           pharmaceutical and consumer products company.

BOARD AND COMMITTEE MEETINGS

    During the year ended December 31, 1999, the Board of Directors held three meetings. Each member of the Board attended at least 75% of the meetings of the Board and meetings of any committees of the Board on which he served that were held during the time he served.

    The Board of Directors has an Executive Compensation and Organization Committee (the "Compensation Committee"), a Stock Option Committee and an Audit Committee.

    The present members of the Compensation Committee are Messrs. Connell, Elbaum and Levenson. The principal functions of the Compensation Committee are to administer the Company's Employee Stock Purchase Plan and other benefit plans, to approve grants of options with respect to treasury shares held by the Company and, on behalf of the Board of Directors, to review current and proposed employment arrangements with existing and prospective senior management employees and to review and determine matters pertaining to base and incentive compensation for the Chairman and Chief Executive Officer and other senior management employees. During the year ended December 31, 1999, the Compensation Committee held two meetings.

    The present members of the Stock Option Committee are Messrs. Connell and Levenson. The principal functions of the Stock Option Committee are to review and approve grants of stock options and stock awards under, and generally to administer, the Company's Amended and Restated 1996 Stock Option Plan, Deferred Stock Account Plan and Deferred Cash Account Plan and to address all issues that require decisions by directors who qualify as outside directors under
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and as non-employee directors under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). During the year ended December 31, 1999, the Stock Option Committee held one meeting.

    The present members of the Audit Committee are Messrs. Connell, Levenson and Tse. The Audit Committee's principal functions are to review the Company's annual and periodic financial statements, to examine and consider matters relating to the administration and audit of the Company's accounts and its financial affairs, to recommend the employment of outside auditors, to review and pass upon the transactions between the Company and Alpine, the Company's majority stockholder, and to meet with the Company's personnel as it deems appropriate to carry out its functions. The Audit Committee met once during the year ended December 31, 1999.

VOTE REQUIRED

    THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE FOR THE FIVE NOMINEES LISTED ABOVE. Their election will require a plurality of the votes cast by the holders of Common Stock present in person or represented by proxy and entitled to vote.

                                   MANAGEMENT

EXECUTIVE OFFICERS

    Set forth below is certain information regarding the executive officers of the Company, each of whom serves at the discretion of the Board of Directors.

NAME                            AGE      POSITION WITH THE COMPANY AND OTHER BUSINESS EXPERIENCE
----                          --------   --------------------------------------------------------
Steven S. Elbaum............     51      Chairman of the Board of Directors and Chief Executive
                                         Officer since 1996. President from 1996 to 1998.
                                         Chairman of the Board of Directors and Chief Executive
                                         Officer of Alpine since 1984. Chairman of the Board of
                                         Directors of Superior Cables Limited.

Justin F. Deedy, Jr.........     44      Executive Vice President of the Company and President of
                                         the Company's Communications Group since June 1999.
                                         Senior Vice President of the Company from July 1996 to
                                         June 1999 and President of the Company's wholly-owned
                                         subsidiary, Superior Telecommunications Inc. ("STI"),
                                         from July 1993 to December 1999, when STI was merged
                                         with and into another wholly-owned subsidiary of the
                                         Company as part of an internal reorganization. A
                                         director of Superior Cables Limited.

David S. Aldridge...........     45      Chief Financial Officer and Treasurer since 1996. Chief
                                         Financial Officer of Alpine since November 1993 and
                                         Treasurer of Alpine since January 1994.

William F. Evans............     54      Joined the Company in July 1999 and named Executive Vice
                                         President of the Company and President of the Electrical
                                         Division of the Company's Industrial Products Group in
                                         September 1999. Executive Vice President of Productivity
                                         Point International, Inc., a technology training
                                         company, from June 1998 to July 1999. Executive Vice
                                         President of ProSource, Inc., a food-service
                                         distribution company, from July 1995 to June 1998. A
                                         consultant with H&R Block, Inc. from November 1994 to
                                         July 1995.

Gregory R. Schriefer........     48      Executive Vice President of the Company and President of
                                         the Industrial Products Group since June 1999. Executive
                                         Vice President of Essex International Inc. and Essex
                                         Group, Inc., wholly-owned subsidiaries of the Company,
                                         since March 1997 and October 1996, respectively. Vice
                                         President and General Manager of Building Wire Products
                                         of Essex Group, Inc. from September 1995 to October 1996
                                         and Vice President, Manufacturing of the Wire and Cable
                                         Division of Essex Group, Inc. from April 1994 to
                                         September 1995.

EXECUTIVE COMPENSATION

    The following table sets forth certain information during the year ended December 31, 1999, the eight months ended December 31, 1998 and the fiscal year ended April 30, 1998 with respect to compensation earned by or paid to the Company's Chief Executive Officer and each of the four most highly compensated executive officers of the Company other than the Chief Executive Officer.

                           SUMMARY COMPENSATION TABLE

                                                                ANNUAL                        LONG-TERM
                                                           COMPENSATION (1)              COMPENSATION AWARDS
                                                    ------------------------------   ---------------------------
                                                                           OTHER
                                                                           ANNUAL
                                          FISCAL                          COMPEN-    RESTRICTED       OPTION
NAME AND PRINCIPAL POSITION                YEAR      SALARY     BONUS      SATION      STOCK        SHARES(7)       OTHER
---------------------------              --------   --------   --------   --------   ----------   --------------   --------
Steven S. Elbaum.......................    1999     $175,000                                             170,044
  Chairman of the Board and Chief          1998t     121,154
  Executive Officer                        1998      175,000

Justin F. Deedy, Jr....................    1999     $253,517   $388,000(2) $18,150(4)  $131,995(6)         53,597  $47,941(10)
  Executive Vice President of the          1998t     157,034    187,000(2)  31,200(5)              46,351/20,000(8)   4,632(10)
  Company and President of the             1998      235,000               74,723(5)                                33,742(10)
  Communications Group

David S. Aldridge(11)..................    1999                                                           23,709
  Chief Financial Officer                  1998t
                                           1998

William F. Evans(12)...................    1999     $108,906   $150,000(3)                         65,920/77,000(9) $20,417(10)
  Executive Vice President of the          1998t
  Company and President of the             1998
  Electrical Division of the Industrial
  Products Group

Gregory R. Schriefer (13)..............    1999     $245,008   $255,000(2)                                30,900   $18,874(10)
  Executive Vice President of the          1998t
  Company and President of the             1998
  Industrial Products Group

------------------------------

t   Denotes the eight-month period ended December 31, 1998.

(1) The aggregate dollar value of all perquisites and other personal benefits, securities or property earned by or paid to any of the named individuals did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus set forth for such individual during the applicable period.

(2) Includes annual cash incentive bonus payments awarded pursuant to the Company's annual cash incentive bonus program and discretionary cash bonuses determined by the Compensation Committee.

(3) Lump sum amount paid to Mr. Evans as an inducement to join the Company pursuant to the terms of Mr. Evans' employment by the Company.

(4) Represents the contractual forgiveness of a loan to Mr. Deedy for certain fringe benefits.

(5) Payments pursuant to Mr. Deedy's employment agreement for federal tax consequences upon vesting of certain restricted stock grants.

(6) Based on the closing price of $16.99 of the Common Stock on March 25, 1999, the date on which such restricted stock grant was made to Mr. Deedy by the Company. The 7,769 shares of restricted stock granted to Mr. Deedy on such date represent a portion of Mr. Deedy's discretionary annual bonus which in the past had been paid in cash, and which the Compensation Committee automatically deferred to the Company's Deferred Stock Account Plan; such restricted stock vests on March 25, 2001 and will be distributed from the Deferred Stock Account Plan at such time unless a longer deferral period is elected by Mr. Deedy in accordance with the terms of the plan. As of December 31, 1999, Mr. Deedy held a total of 7,769 shares of restricted stock having an aggregate value on such date of $116,457, based on the closing price of $14.99 of the Common Stock on such date.

(7) Does not include options to purchase Common Stock owned by Alpine and granted by Alpine to such individuals in their capacity as employees of Alpine or options to purchase shares of common stock, par value $.10 per share ("Alpine Common Stock"), of Alpine granted by Alpine to such individuals in their capacity as employees of Alpine.

(8) Reflects an option to purchase 20,000 shares of Alpine Common Stock granted to Mr. Deedy in his capacity as an employee of the Company. The option, which was granted on July 15, 1998, has an exercise price of $20.813, vests in equal installments on each of July 15, 1999, July 15, 2000 and July 15, 2001 and expires on July 15, 2008.

(9) Reflects options to purchase 50,000 and 27,000 shares of Alpine Common Stock granted to Mr. Evans in his capacity as an employee of the Company. The options, which were granted on July 26, 1999, have an exercise price of $17.25 and expire on

    July 26, 2009. The option to purchase 50,000 shares vests in equal installments on each of July 26, 2000, July 26, 2001 and July 26, 2002 and the option to purchase 27,000 shares vests in equal installments on each of July 26, 2000 and July 26, 2001.

(10) The amounts set forth include (i) matching contributions made by the Company under defined contribution plans of its subsidiaries, (ii) medical reimbursement, (iii) automobile allowance and (iv) relocation allowance.

(11) Mr. Aldridge acts as Chief Financial Officer of the Company. However, he is employed by the Company's majority stockholder, Alpine. Alpine is reimbursed by the Company for his services through a services agreement as described under "Certain Transactions."

(12) Mr. Evans was first employed by the Company in July 1999.

(13) Mr. Schriefer was first employed by the Company as Executive Vice President in June 1999.

                          STOCK OPTION GRANTS IN YEAR
                            ENDED DECEMBER 31, 1999

    The following table presents information with respect to executive officers who were granted stock options by the Company during the year ended
December 31, 1999.

                                                                                             POTENTIAL REALIZABLE VALUE
                                                                                                 (AT ASSUMED ANNUAL
                                    NUMBER OF     PERCENT OF                                    RATES OF STOCK PRICE
                                   SECURITIES    TOTAL OPTIONS                                 APPRECIATION FOR OPTION
                                   UNDERLYING     GRANTED TO                                            TERM)
                                     OPTIONS     EMPLOYEES IN      EXERCISE     EXPIRATION   ---------------------------
NAME                               GRANTED (1)       1999        PRICE ($/SH)      DATE           5%            10%
----                               -----------   -------------   ------------   ----------   ------------   ------------
Steven S. Elbaum.................    170,044         14.6%          $17.23        3/24/09     $1,842,572     $4,669,439
Justin F. Deedy, Jr..............     53,597          4.6%           17.23        3/24/09     $  580,769     $1,471,783
David S. Aldridge................     23,709          2.0%           17.23        3/24/09     $  256,907     $  651,053
William F. Evans.................     65,920          5.6%           27.55        7/26/09     $1,001,265     $2,466,163
Gregory R. Schriefer.............     30,900          2.6%           17.23        3/24/09     $  334,828     $  848,520

------------------------

(1) Does not include options to purchase Common Stock owned by Alpine and granted by Alpine to such individuals in their capacity as employees of Alpine or options to purchase Alpine Common Stock granted by Alpine to such individuals in their capacity as employees of Alpine or of the Company.

             AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

    The following table presents information for the individuals named above as to the exercise of stock options during the year ended December 31, 1999 and the number of shares underlying, and the value of, unexercised options outstanding at December 31, 1999:

                                                                 NUMBER OF SHARES
                                      EXERCISES DURING              UNDERLYING               VALUE OF UNEXERCISED
                                            1999              UNEXERCISED OPTIONS (1)      IN-THE-MONEY OPTIONS (2)
                                   ----------------------   ---------------------------   ---------------------------
                                     SHARES
                                   ACQUIRED ON    VALUE
NAME                                EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                               -----------   --------   -----------   -------------   -----------   -------------
Steven S. Elbaum.................         --          --      402,344        170,044      $2,031,033       $     --
Justin F. Deedy, Jr..............         --          --      176,388         84,498         812,415             --
David S. Aldridge................         --          --       80,469         23,709         406,208             --
William F. Evans.................         --          --            0         65,920              --             --
Gregory R. Schriefer.............         --          --            0         30,900              --             --

------------------------

(1) Does not include options to purchase Common Stock owned by Alpine and granted by Alpine to such individuals in their capacity as employees of Alpine or options to purchase Alpine Common Stock granted by Alpine to such individuals in their capacity as employees of Alpine or of the Company.

(2) Based on the closing price of $14.99 of the Common Stock on December 31, 1999.

COMPENSATION OF DIRECTORS

    The annual retainer of the Company for directors who are not employees of the Company or otherwise compensated by the Company is $20,000, together with expenses of attendance. The non-employee directors of the Company also receive $1,500 for each meeting of the Board or of a committee of the Board attended.

    In addition, under the Superior TeleCom Inc. Stock Compensation Plan for Non-Employee Directors (the "Stock Compensation Plan"), non-employee directors of the Company automatically receive 50% of the annual retainer in either restricted stock or stock options, as elected by the non-employee director. Each non-employee director may also elect to receive all or a portion of the remaining amount of the annual retainer, in excess of 50% of the annual retainer, and meeting fees in the form of restricted stock or stock options instead of in cash.

    Restricted stock and stock options that are attributable to the annual retainer are granted as of the first business day of each quarter of the Company's fiscal year. Restricted stock and stock options that are attributable to meeting fees are granted as of the date of the meeting of the Board and/or the committee of the Board with respect to which such grants relate. Shares to be issued under the Stock Compensation Plan are made available only from issued shares of Common Stock reacquired by the Company and held in treasury until such time as the Stock Compensation Plan may be approved by the stockholders of the Company.

    The number of shares of restricted stock to be granted is determined by dividing

    (1) the amount of the annual retainer or meeting fees that a non-employee director elected to receive in restricted stock, by

    (2) the lesser of

       (a) 100% of the fair market value of the Common Stock on the first business day of the Company's fiscal year and

       (b) 100% of the fair market value of the Common Stock at the time of grant.

    The number of stock options is determined by dividing

    (1) the amount of the annual retainer or meeting fees that a non-employee director elected to receive in stock options, by

    (2) the value of a stock option on the date of grant as determined by the Board, based on the purchase price per share of the Common Stock, a Black-Scholes option pricing model and such other factors as the Board deems appropriate.

    Stock options granted under the Stock Compensation Plan have a purchase price equal to the lesser of:

    (1) 100% of the fair market value of the Common Stock on the first business day of the Company's fiscal year; and

    (2) 100% of the fair market value of the Common Stock on the date of grant.

Each stock option granted under the Stock Compensation Plan expires on the tenth anniversary of the date of grant.

    Awards of restricted stock and stock options under the Stock Compensation Plan vest upon the earliest of the following to occur:

    (1) the third anniversary of the date of grant;

    (2) a non-employee director's death; and

    (3) upon a change in control, as defined in the Stock Compensation Plan.

The Stock Compensation Plan is administered and interpreted by the Board.

    Non-employee directors of the Company will continue to receive annual nondiscretionary grants of nonqualified stock options under the Company's Amended and Restated 1996 Stock Option Plan.

EMPLOYMENT AGREEMENTS

    The Company has an employment agreement pursuant to which Mr. Elbaum serves as Chairman of the Board and Chief Executive Officer of the Company at an annual base salary of $175,000, as adjusted annually for increases in the Consumer Price Index, and an annual bonus payable at the discretion of the Board of Directors. Mr. Elbaum's annual base salary has not been adjusted for increases in the Consumer Price Index and Mr. Elbaum has not received any discretionary annual cash bonus under the terms of his employment agreement. The agreement with Mr. Elbaum also provides that Mr. Elbaum will serve on the Board of Directors of the Company and provides for certain other benefits, including medical, dental and other insurance benefits.

    Mr. Elbaum's employment agreement is for a term ending upon the occurrence of any of the following events: (i) notification by Mr. Elbaum or the Company to the other that he or it desires to terminate the employment agreement; (ii) the death or disability of Mr. Elbaum; (iii) termination by the Company for "cause"; or (iv) termination by Mr. Elbaum for "good reason." Generally, if Mr. Elbaum terminates his employment for good reason, or the Company terminates his employment without cause, Mr. Elbaum is entitled to receive a severance payment equal to one and one-half to two times his annual salary and bonus for the prior year. In the event of termination of employment under other circumstances, including a "change in control" of the Company (which is defined as (i) the acquisition by a person or entity of 20% of the Company's voting securities,
(ii) the occurrence of circumstances such that individuals who constituted the Company's Board of Directors as of October 17, 1996 no longer constitute a majority of the Company's Board of Directors, (iii) a transaction involving the sale of all or substantially all of the Company's assets, (iv) certain other business combinations or (v) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company), Mr. Elbaum is entitled to certain benefits described in the employment agreement.

    The Company has assumed the obligations of its wholly-owned subsidiary, STI, under an employment agreement with Mr. Deedy providing for his employment by the Company at an annual base salary of $235,000, as adjusted annually for increases in the Consumer Price Index (totaling $253,517 for 1999), plus an annual performance-based bonus. The agreement may be terminated by either party on notice, for cause by the Company or upon the occurrence of certain other events. The agreement contains certain provisions relating to compensation upon his termination, including termination following a change in control. In addition, the agreement provides for certain other benefits, including medical, dental and other insurance benefits.

    Effective as of January 1, 2000, the Company entered into an employment agreement pursuant to which Mr. Schriefer serves as an Executive Vice President of the Company and President of the Industrial Products Group of the Company at an annual base salary of $260,000, as adjusted annually for increases in the Consumer Price Index, and a discretionary annual cash bonus, up to a maximum of 65% of the annual base salary, in an amount determined and based upon a performance plan established by the Chief Executive Officer and approved by the Board of Directors or the Compensation Committee. The agreement with Mr. Schriefer provides for certain other benefits, including incentive, savings and retirement plans, fringe benefits and medical, dental and other insurance benefits. Mr. Schriefer received a one-time lump sum payment of $44,288.83 and an initial grant of 3,336 shares of restricted Common Stock upon execution of the employment agreement.

    Mr. Schriefer's employment agreement is for a term ending upon the occurrence of any of the following events: (i) notification by Mr. Schriefer or the Company to the other that he or it desires to terminate the employment agreement; (ii) the death or disability of Mr. Schriefer; (iii) termination by the Company for "cause"; or (iv) termination by Mr. Schriefer for "good reason." Generally, if Mr. Schriefer terminates his employment for good reason, or the Company terminates his employment without cause, Mr. Schriefer is entitled to receive a severance payment equal to the sum of Mr. Schriefer's base salary in effect immediately prior to the termination and the annual bonus paid or payable for the most recently completed fiscal year. In the event of termination of employment under other circumstances, including a "change in control" of the Company (which is defined in the same manner as in Mr. Elbaum's employment agreement with the Company), Mr. Schriefer is entitled to certain benefits described in the employment agreement.

    Pursuant to the terms of his employment by the Company, Mr. Evans currently serves as an Executive Vice President of the Company and President of the Electrical Division of the Industrial Products Group of the Company at an annual base salary of $250,000, as adjusted annually for increases in the Consumer Price Index, and a discretionary annual cash bonus based on the performance of the Company and based upon a performance plan established by the Company and approved by the Board of Directors or the Compensation Committee. Mr. Evans' annual base salary increased to $265,000 effective as of January 1, 2000 and will increase to $285,000 effective as of January 1, 2001. Mr. Evans' annual bonus will not be less than $150,000 for the 1999 fiscal year, $100,000 for the 2000 fiscal year and $50,000 for the 2001 fiscal year. Mr. Evans is entitled to receive certain other benefits, including incentive, savings and retirement plans, fringe benefits and medical, dental and other insurance benefits.
Mr. Evans received an initial grant of stock options to purchase 51,500 shares of Common Stock. Mr. Evans also received a grant of stock options to purchase shares of Alpine Common Stock from Alpine in his capacity as an employee of the Company, as disclosed in the Summary Compensation Table.

    As an inducement to join the Company, Mr. Evans received a lump sum payment of $150,000 on July 26, 1999 and is entitled to receive an additional lump sum payment equal to $150,000 on each of July 26, 2000 and July 26, 2001; provided, however, that if Mr. Evans' voluntarily terminates his employment or is terminated for cause prior to the one-year anniversary of each payment, 50% of such payment shall be repaid to the Company. Mr. Evans also received an award of stock options to purchase 14,420 shares of Common Stock and an award of stock options to purchase shares of Alpine Common Stock from Alpine in his capacity as an employee of the Company, as disclosed in the Summary Compensation Table.

    Mr. Evans' employment with the Company is for a term ending on July 26, 2002 or, if earlier, upon the occurrence of any of the following events:
(i) notification by Mr. Evans or the Company to the other that he or it desires to terminate the employment arrangement; or (ii) termination by the Company for "cause". Generally, if the Company terminates his employment without cause, Mr. Evans is entitled to receive a severance payment equal to the present value of all base compensation, guaranteed bonus and inducement payments to be paid from the date of written notice through July 15, 2002. In the event of termination of employment under other circumstances, including a "change in control" of the Company (which is defined in the same manner as in Mr. Elbaum's employment agreement with the Company), Mr. Evans is entitled to certain benefits described in the term sheet.

    During the year ended December 31, 1999, Messrs. Deedy and Evans participated in Alpine's Senior Executive Retirement Plan ("SERP"). The SERP is an unfunded defined benefit plan. Under the SERP, each of Messrs. Deedy and Evans will be entitled to an annual retirement benefit upon reaching age 65 equal to 2.5% times his years of credited service (up to a maximum of 20 years), multiplied by his highest average cash compensation during any three consecutive years during the final five years of his employment, less primary social security benefits and certain other retirement benefits paid by Alpine, the Company and certain other employers. As of December 31, 1999, the estimated years of credited service for Messrs. Deedy and Evans were 15 years and one year, respectively.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Messrs. Connell, Elbaum and Levenson served on the Compensation Committee during the year ended December 31, 1999. There were no Compensation Committee interlocks during such period.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

INTRODUCTION

    The Compensation Committee, which is chaired by Mr. Levenson, is made up of two independent directors who are neither officers nor employees of the Company, its subsidiaries or Alpine, as well as Mr. Elbaum. The principal functions of the Compensation Committee are to administer the Company's Employee Stock Purchase Plan and other benefit plans, to approve grants of options with respect to treasury shares held by the Company and, on behalf of the Board of Directors, to review current and proposed employment arrangements with existing and prospective senior management employees and to review and determine matters pertaining to base and incentive compensation for the Chairman and Chief Executive Officer and other senior management employees. The Company also has a Stock Option Committee consisting of two independent directors to administer the Company's Amended and Restated 1996 Stock Option Plan, Deferred Stock Account Plan and Deferred Cash Account Plan and to address all issues that require decisions by directors who qualify as outside directors under Section 162(m) of the Code and as non-employee directors under Section 16(b) of the Exchange Act. The principal functions of the Stock Option Committee are to review and approve grants of stock options and stock awards under the Company's Amended and Restated 1996 Stock Option Plan.

EXECUTIVE COMPENSATION POLICY

    Because the Company is a holding company the operating subsidiaries of which are to a certain extent responsible for compensation decisions for such entities and because Alpine, through the services agreement described under the caption "Certain Transactions" below, provides executive services to the Company through that arrangement, the Compensation Committee's responsibilities during the year ended December 31, 1999 principally included the compensation paid to the Chairman and Chief Executive Officer of the Company and the President of the Communications Group under their respective employment agreements, the approval of compensation packages for two newly hired executive officers, Messrs. Evans and Schriefer, and general oversight of the Company's executive compensation philosophy. The following is a general framework within which the Compensation Committee operates.

    COMPENSATION COMMITTEE PHILOSOPHY

    The general philosophy of the Compensation Committee is to link overall executive compensation with the performance of the Company and the individual executive. The focus is on both annual and long-term incentives. By providing a combination of incentives to the key employees of the Company, upon whose efforts and commitment depend the continued success and growth of the Company, the Committee intends not only to reward those efforts, but to provide a means by which those employees can share in the growth of the Company.

    The Compensation Committee determined, after careful consideration of the Company's financial performance for the year ended December 31, 1999 and taking into account that the Company underwent substantial changes during such period, that the payment of discretionary bonuses to key employees for the period ended December 31, 1999 was appropriate and reasonable in order to demonstrate the Compensation Committee's confidence in and appreciation of the efforts of such Company employees.

    The executive compensation policy is designed to attract and retain highly qualified executive officers, to reinforce strategic performance objectives through the use of incentive compensation programs, and to create a mutuality of interest between executive officers and stockholders through compensation structures that share the rewards and risks of strategic business planning and implementation. Total compensation is intended to be competitive with that paid to qualified executives of companies which, like the Company, have a strong entrepreneurial business approach.

    Effective as of June 21, 1999, the Compensation Committee approved a Deferred Cash Account Plan in which an executive could elect to defer 10-100% of base salary for initial periods of between two to 15 years and a Deferred Stock Account Plan.

COMPENSATION OF THE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

    During the year ended December 31, 1999, the Chairman and Chief Executive Officer of the Company received a base salary in accordance with his employment agreement. The terms of this agreement are discussed in detail above under the caption "Employment Agreements."

    In reviewing the total compensation paid to Mr. Elbaum for the year ended December 31, 1999, the Compensation Committee (other than Mr. Elbaum) considered the fact that Mr. Elbaum had significant responsibilities as an executive officer of Alpine, the majority stockholder of the Company. Although Mr. Elbaum devoted a certain amount of time to matters related to Alpine, the Committee believes his total compensation from the Company for the year ended
December 31, 1999 was appropriate and reasonable. This judgment is based on the Committee's conclusion that Mr. Elbaum has fully and effectively discharged the responsibilities of his position with the Company to the Company's substantial benefit. Moreover, the Committee believes that Mr. Elbaum's strong leadership, guidance and direction as Chairman and Chief Executive Officer during the year ended December 31, 1999 have contributed to the Company's success during such period. In reviewing the appropriateness of the compensation of the Chairman and Chief Executive Officer, the Compensation Committee considered (i) data from outside studies and proxy materials regarding compensation of chief executive officers at certain comparable companies and (ii) the input of other directors regarding the performance of the Chairman and Chief Executive Officer.

    Overall, the Compensation Committee believes that the Chairman and Chief Executive Officer is being appropriately compensated in a manner that is consistent with the long-term interests of stockholders.

POLICY WITH RESPECT TO QUALIFYING COMPENSATION DEDUCTIBILITY

    The Company's policy with respect to the deductibility limit of
Section 162(m) of the Code generally is to preserve the federal income tax deductibility of compensation paid when it is appropriate and is in the best interests of the Company and its stockholders. However, the Company reserves the right to authorize the payment of non-deductible compensation if it deems that it is appropriate.

    The foregoing report is submitted by members of the Compensation Committee.

                                          Robert J. Levenson, CHAIRMAN
                                          Eugene P. Connell
                                          Steven S. Elbaum

PERFORMANCE GRAPH

    The following graph compares the monthly percentage change in the cumulative total stockholder return on the Common Stock for the period since the date (October 11, 1996) of the registration of the Common Stock under Section 12 of the Exchange Act with the cumulative total return (assuming reinvestment of dividends) of (i) the Russell 2000 Index and (ii) a peer group of companies engaged in the same line of business as the Company. The returns of each of the peer group of companies are weighted on a market capitalization basis at the time of each registered data point. The peer group includes the following companies: Belden, Inc.; Cable Design Technologies Corp.; Commscope, Inc.; Encore Wire Corp.; and General Cable Corporation. The Company consummated its acquisition of 100% of Essex International Inc. in 1999 and has thus removed Essex International Inc. from the peer group.

                COMPARISON OF MONTHLY CUMULATIVE TOTAL RETURN OF
            SUPERIOR TELECOM INC., RUSSELL 2000 INDEX AND PEER GROUP

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       10/11/96  OCT-96  JAN-97  APR-97  JUL-97  OCT-97  JAN-98  APR-98  JUN-98  SEP-98  DEC-98  MAR-99  JUN-99
SUPERIOR TELECOM INC.       100  103.65  140.15  125.55  175.91     200  231.04  308.93  304.81  354.85  347.15  173.63  230.51
PEER GROUP                  100   87.27  109.86   83.95  124.53  118.16  132.67  150.44  126.52   76.33  101.71   83.31  119.98
RUSSELL 2000                100  100.36  109.33     102  123.69  129.82  129.16  145.21  140.37  112.08  130.37  120.41  140.34

                       SEP-99  DEC-99
SUPERIOR TELECOM INC.  128.79  143.34
PEER GROUP             122.51  131.07
RUSSELL 2000           129.36  131.35

DOLLARS

CERTAIN TRANSACTIONS

    On October 2, 1996 and in connection with Alpine's contribution of the capital stock of STI and DNE Systems, Inc. to the Company, the Company entered into an agreement (as amended and extended to date, the "Services Agreement") with Alpine. Pursuant to the Services Agreement, Alpine provides certain financial, audit and accounting, corporate finance and strategic planning, legal, treasury, insurance and administrative services to the Company for a per annum fee of $2.7 million, in addition to reimbursement of incidental costs and expenses incurred in connection with Alpine's provision of such services. Such annual fee has been approved by the Company's Audit Committee and is estimated to reflect commercially reasonable costs for the services provided.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based solely on a review of the reports and representations furnished to the Company during the year ended December 31, 1999, the Company believes that each of the persons required to file reports under Section 16(a) of the Exchange Act is in compliance with all applicable filing requirements, except that each of Steven S. Elbaum, Bragi F. Schut and David S. Aldridge failed to file on a timely basis a report required by Section 16(a) of the Exchange Act relating to a grant of options by Alpine to Messrs. Elbaum, Schut and Aldridge, in their capacities as employees of Alpine, to purchase 32,960, 14,420 and 10,300 shares, respectively, of Common Stock owned by Alpine. In addition, Alpine failed to file on a timely basis a report required by Section 16(a) of the Exchange Act relating to such grant of options by Alpine to Messrs, Elbaum, Schut and Aldridge, as well as to certain other employees of Alpine, to purchase an aggregate of 76,220 shares of Common Stock owned by Alpine.

        PROPOSAL II: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has appointed Arthur Andersen LLP, independent public accountants, to audit the books and records of the Company for the current fiscal year. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present, or represented, and entitled to vote at the meeting, voting as a single class, will be required to ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE FOR THE PROPOSAL TO RATIFY SUCH APPOINTMENT.

    Representatives of Arthur Andersen LLP are expected to be available at the meeting of stockholders to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so.

                                 OTHER MATTERS

    The Company's Board of Directors does not know of any other matters that may be brought before the meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in accordance with their judgment on such matters.

                                 MISCELLANEOUS

    It is important that proxies be returned promptly. Stockholders who do not expect to attend the meeting in person are urged to mark, sign and date the accompanying proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.

                             STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be presented at the next Annual Meeting of Stockholders of the Company must be received by the Company by December 31, 2000, in order to be considered for inclusion in the Company's proxy statement relating to such meeting.

                                          By Order of the Board of Directors,
                                          Stewart H. Wahrsager
                                          SECRETARY

New York, New York
April 28, 2000

                             SUPERIOR TELECOM INC.
                                 1790 BROADWAY
                         NEW YORK, NEW YORK 10019-1412

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Steven S. Elbaum, Bragi F. Schut and Stewart
H. Wahrsager and each of them, as Proxies each with the power to appoint his substitute and hereby authorizes them to represent, and to vote, as designated below, all of the shares of Capital Stock of Superior TeleCom Inc. held of record by the undersigned on April 7, 2000 at the Annual Meeting of Stockholders to be held on May 25, 2000 or any adjournments or postponements thereof.

1.  ELECTION OF FIVE DIRECTORS

    Nominees: Steven S. Elbaum, Eugene P. Connell, Robert J. Levenson, Bragi F. Schut and Charles Y.C. Tse

   STOCKHOLDERS MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY DRAWING A LINE THROUGH OR OTHERWISE STRIKING OUT THE NAME OF SUCH NOMINEE. ANY PROXY EXECUTED IN SUCH MANNER AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE SHALL BE DEEMED TO GRANT SUCH AUTHORITY.

    / / GRANT authority to vote for the five nominees / / WITHHOLD authority to vote for the five nominees

2. Ratification of the appointment of Arthur Andersen LLP as the independent certified public accountants of Superior Telecom Inc.

             / / FOR             / / AGAINST             / / ABSTAIN

3. Authority to vote in their discretion on such other business as may properly come before the meeting

             / / FOR             / / AGAINST             / / ABSTAIN

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for each of the proposals named above.

       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE
                               ENCLOSED ENVELOPE

                                                             Dated ------------------------------------------ ,
                                                             2000

                                                             ------------------------------------------------------
                                                                                  (Signature)

                                                             ------------------------------------------------------
                                                                          (Signature if held jointly)

                                                             ------------------------------------------------------
                                                                             (Title if applicable)
                                                             Please sign exactly as name appears hereon. When
                                                             shares are held by joint tenants, both should sign.
                                                             When signing as attorney, executor, administrator,
                                                             trustee or guardian, please give full title as such.
                                                             If a corporation, please sign in full corporate name
                                                             by president or other authorized officer. If a
                                                             partnership, please sign in partnership name by
                                                             authorized person.